Results Presentation Third Quarter October 21, 2020 Exhibit 99.2

Legal Notice FORWARD LOOKING STATEMENTS Certain statements in this presentation may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s),” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),” “assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about our plans, objectives and intentions, outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition of the business and other statements that are not historical facts. Such statements are based upon the current reasonable beliefs, expectations, and assumptions of our management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors are discussed and should be reviewed in our Form 10-K and other subsequent filings with the SEC. Specifically, forward-looking statements include, without limitation: the future financial performance, anticipated liquidity and capital expenditures, actions or inactions of local, state or federal regulatory agencies, success in retaining or recruiting our officers, key employees or directors, changes in levels or timing of capital expenditures, adverse developments in general market, business, economic, labor, regulatory and political conditions, fluctuations in weather patterns, technological developments, the impact of any cyber breaches or other incidents, grid disturbances, acts of war or terrorism, civil or social unrest, natural disasters, pandemic health events or other similar occurrences, the impact of any change to applicable laws and regulations affecting operations, including those relating to the environment and climate change, taxes, price controls, regulatory approval and permitting, the implementation of changes in accounting standards; and other presently unknown unforeseen factors. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this report, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Other risk factors are detailed from time to time in our reports filed with the SEC, and we encourage you to consult such disclosures. About AVANGRID: AVANGRID, Inc. (NYSE: AGR) is a leading, sustainable energy company with approximately $36 billion in assets and operations in 24 U.S. states. With headquarters in Orange, Connecticut, AVANGRID has two primary lines of business: Avangrid Networks and Avangrid Renewables. Avangrid Networks owns eight electric and natural gas utilities, serving more than 3.3 million customers in New York and New England. Avangrid Renewables owns and operates a portfolio of renewable energy generation facilities across the United States. AVANGRID employs approximately 6,600 people. AVANGRID supports the U.N.’s Sustainable Development Goals and was named among the World’s Most Ethical Companies in 2019 and 2020 by the Ethisphere Institute. For more information, visit www.avangrid.com.

Legal Notice Use of Non-U.S. GAAP Financial Measures To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we consider adjusted net income and adjusted earnings per share as non-GAAP financial measures that are not prepared in accordance with GAAP. The non-GAAP financial measures we use are specific to AVANGRID and the non-GAAP financial measures of other companies may not be calculated in the same manner. We use these non-GAAP financial measures, in addition to GAAP measures, to establish operating budgets and operational goals to manage and monitor our business, evaluate our operating and financial performance and to compare such performance to prior periods and to the performance of our competitors. We believe that presenting such non-GAAP financial measures is useful because such measures can be used to analyze and compare profitability between companies and industries by eliminating the impact of certain non-cash charges. In addition, we present non-GAAP financial measures because we believe that they and other similar measures are widely used by certain investors, securities analysts and other interested parties as supplemental measures of performance.   We define adjusted net income as net income adjusted to exclude restructuring charges, mark-to-market earnings from changes in the fair value of derivative instruments used by AVANGRID to economically hedge market price fluctuations in related underlying physical transactions for the purchase and sale of electricity, accelerated depreciation derived from repowering of wind farms, and the impact of the global coronavirus (COVID-19) pandemic. We believe adjusted net income is more useful in understanding and evaluating actual and projected financial performance and contribution of AVANGRID core lines of business and to more fully compare and explain our results. The most directly comparable GAAP measure to adjusted net income is net income. We also define adjusted earnings per share, or adjusted EPS, as adjusted net income converted to an earnings per share amount.    The use of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, AVANGRID’s GAAP financial information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness, may be unique to AVANGRID, and should be considered only as a supplement to AVANGRID’s GAAP financial measures. The non-GAAP financial measures may not be comparable to other similarly titled measures of other companies and have limitations as analytical tools.   Non-GAAP financial measures are not primary measurements of our performance under GAAP and should not be considered as alternatives to operating income, net income or any other performance measures determined in accordance with GAAP. We use the following non-GAAP metrics in our presentation, which are reconciled to their closest GAAP financial measure in the Appendix: Adjusted net income and adjusted EPS. Investors and others should note that AVANGRID routinely posts important information on its website and considers the Investor Relations section, www.avangrid.com/wps/portal/avangrid/Investors,a channel of distribution.

3Q ’20 Highlights Dennis Arriola AVANGRID CEO

3Q ’20 Earnings Call Highlights Completing business review in preparation for November 5 Investor Day NECEC on track for start of construction in 4Q ’20 Expect U.S. Army Corps of Engineers approval by end of month Park City Wind contracts approved by CT PURA 3Q ’20 Net Income/EPS $87M / $0.28 3Q ’20 Adjusted Net Income/EPS $100M / $0.32 9M ’20 Net Income/EPS $415M / $1.34 9M ’20 Adjusted Net Income/EPS $434M / $1.40 Prepared & responded effectively to major storms in 3 states Continuing to operate in a safe & reliable manner while managing the impacts of the pandemic Named one of America’s Most Just Companies & Best Employers by State (CT) by Forbes No. 1 Ranked Utility in Community & Environment ’20 EPS & Adjusted EPS Outlook $1.90 - $2.00 Executed 2 new PPAs for wind & solar projects totaling ~170 MW Completed 2 new transactions reducing market exposure for ~203 MW $

Networks Updates

Focused on Employee & Customer Health & Safety

Regulatory

- **NY Rate Case:**
  - Joint Proposal for Settlement filed with PSC
  - PSC approved Company's request for 1-month extension of suspension date to November 30, with make-whole back to April 17, to provide additional time to consider the Joint Proposal
- **NY 2020 Storm Investigation:** Responding to data requests
- **CT 2020 Storm Investigation:** Expect final decision April 28, 2021

COVID Proceedings

- **COVID cost recovery proceedings:** Pending in all states
- **COVID Moratoriums:**
  - NY state law extends through March 31, 2021
  - ME ends November 1
  - CT ended (potential extension under review)
  - MA C&I ended; residential expected to be lifted Nov. 15

CT H.B. No. 7006

Response to Storm Isaias: Adds oversight & restitution for customers who experience extended power outages

- **Performance Based Rates (PBR) implementation** – PURA to initiate generic PBR framework proceeding by June 1, 2021
- **Civil penalties** for emergency response raised **from 2.5% to 4% of annual distributed revenue**
- **Potential customer credits for outages extending beyond 96 hours:** $25/day credit & up to $250 for spoiled food/medicine
- **Rate case timelines extended** –150 days to 350 days

NECEC

- **Constitutional challenge** of NECEC ballot referendum **defeated**
- **MA Supreme Court dismissal of appeal of PPAs**
- **U.S. ACE permit anticipated in October**; Presidential permit expected by year end
- **Construction expected to begin 4Q 2020**

AVANGRID / www.avangrid.com

Results Presentation / Third Quarter / 2020 6

Storm Isaias Impact – NY, Connecticut, & Maine Planned & Executed Storm Response; Leveraged Resources across the AVANGRID companies Central Maine Power - tail end of Isaias, restored power to 110,000 customers in the first 24 hours NYSEG’s Liberty, Oneonta, Mechanicville & Brewster divisions. Brewster had >90% customers interrupted, >350 broken poles & >2,500 wires down United Illuminating experienced damage to all 17 towns served, with >2,000 outage events & >1,000 wires down Outage Statistics Operating Company Peak Customer Outage Customers Affected Cost Estimate * CMP 93,000 129,000 $11M NYSEG 102,000 132,000 $40M UI 130,000 130,000 $14M Extreme wind & rain cause damage across the service areas * Costs deferred for future recovery

Renewables Updates

Delivering Growth, Focused on Improving Operational Performance & Attracting Top Talent

New Contracts

- Solar Project in OH, **64 MWdc**, COD 2022
- Wind Project in IL, **106 MW**, COD 2022
- 6-year REC sale contract with Large C&I, **168 MW**
- 3-year Hedge: Casselman Wind Project (PA) **35 MW**

Onshore Wind & Solar '20 Progress

- Added **307 MW** wind & **64 MWdc** solar in '20 to date including **201 MW** Golden Hills Wind announced in 2Q
- **~1 GW wind projects with '20 COD**
  - **158 MW** COD in March
  - Constructing **542 MW** wind projects (incl. **461 MW** COD in '20)
  - **366 MW** repowering projects nearing completion

~20 GW Pipeline

Added **solar** to the pipeline & announced **sale of 85% of Tatanka Ridge Wind for ~** $235M

Onshore Wind	Solar	Offshore Wind*
~5 GW	~11 GW *(+1.5 GW)*	~5 GW

* *Includes only AVANGRID's 50% ownership*

Offshore Wind

Vineyard Wind (800 MW)(1)	Final BOEM EIS expected in November; Record of Decision & Approval expected in December
Park City Wind (804 MW)(1)	Federal permit plan (COP submitted), PPAs approved by CT PURA
Kitty Hawk	Geotechnical & geophysical surveys completed; opened VA field office to support project development

(1) 50/50 partnership with AVANGRID and Copenhagen Infrastructure Partners (CIP); MW is size of full project

Talent

Continuing to add new talent to existing Renewables – two experienced U.S. offshore wind executives joined the team

AVANGRID / www.avangrid.com

Results Presentation / Third Quarter / 2020 8

3Q ’20 Financial Results Doug Stuver AVANGRID CFO

-2% Adjusted EPS Financial Results 3Q ’20 Adjusted Net Income $100M / $0.32 9M ’20 Adjusted Net Income $434M / $1.40 -42% EPS -19% Adjusted EPS -13% EPS Networks had solid performance, but consolidated earnings were impacted by Renewables & Corporate results Networks Corporate Renewables 3Q ’20 Net Income $87M / $0.28 Networks Corporate Renewables 9M ’20 Net Income $415M / $1.34 Networks Corporate Renewables Networks Corporate Renewables $0.48

NETWORKS Net Income EPS Adjusted Net Income Adjusted EPS 9M ’20 $363M $1.17 $379M $1.22 9M ’19 $354M $1.14 $355M $1.15 Variance $9M $0.03 $24M $0.08 Adjusted EPS Drivers: Rate increases $0.05 Outage restoration costs ($0.03) Depreciation ($0.09) Capitalized Interest $0.02 Taxes(1) $0.08 Other(2) $0.05 NETWORKS Net Income EPS Adjusted Net Income Adjusted EPS 3Q ’20 $94M $0.30 $99M $0.32 3Q ’19 $88M $0.28 $89M $0.29 Variance $6M $0.02 $10M $0.03 Adjusted EPS Drivers: Rate increases $0.02 Outage restoration costs ($0.03) Depreciation ($0.03) Capitalized Interest $0.02 Taxes(1) $0.02 Other(2) $0.03 Results by Business - Networks Results include ~+$0.02 3Q & +$0.06 9M in the income tax line related to the excess deferred income tax benefit of the New York rate case joint proposal. The full revenue impact of the joint proposal is not included. Includes benefit of favorable overhead and absence of earnings sharing in ’20 vs. ’19, reduced by SAIFI negative rate adjustment. Amounts may not add due to rounding. 3Q ’20 9M ’20 Earnings increased but impacted by expenses incurred in advance of NY rate case approval

RENEWABLES Net Income EPS Adjusted Net Income Adjusted EPS 3Q ’20 $25M $0.08 $32M $0.10 3Q ’19 $74M $0.24 $46M $0.15 Variance ($49M) ($0.16) ($14M) ($0.05) Adjusted EPS Drivers: Wind production (including PTCs) $0.01 Wind pricing (including RECs) ($0.01) Klamath operations & trading $0.03 Depreciation ($0.02) Asset Sale ($0.01) Taxes (incl. taxes other than income taxes) ($0.01) Other(1) ($0.04) RENEWABLES Net Income EPS Adjusted Net Income Adjusted EPS 9M ’20 $107M $0.35 $108M $0.35 9M ’19 $152M $0.49 $115M $0.37 Variance ($45M) ($0.15) ($7M) ($0.02) Adjusted EPS Drivers: Wind production (including PTCs) $0.21 Wind pricing (including RECs) ($0.05) Klamath operations & trading ($0.02) Depreciation ($0.06) ’19 Asset Retirement Obligation Adj. & Asset Sale ($0.06) Taxes (incl. taxes other than income taxes) ($0.01) Other(1) ($0.03) Results by Business - Renewables Includes minority interest, personnel, external services, hedge settlement, & other. Amounts may not add due to rounding. 9M ’20 Core operations improved but were more than offset by other items 3Q ’20

CORPORATE Net Loss EPS Adjusted Net Loss Adjusted EPS 3Q ’20 ($31M) ($0.10) ($31M) ($0.10) 3Q ’19 ($12M) ($0.04) ($12M) ($0.04) Variance ($20M) ($0.06) ($20M) ($0.06) Adjusted EPS Drivers: Interest ($0.04) Taxes ($0.02) CORPORATE Net Loss EPS Adjusted Net Loss Adjusted EPS 9M ’20 ($55M) ($0.18) ($53M) ($0.17) 9M ’19 ($29M) ($0.09) ($28M) ($0.09) Variance ($26M) ($0.08) ($26M) ($0.08) Adjusted EPS Drivers: Interest ($0.06) Taxes ($0.02) Results – Corporate Amounts may not add due to rounding. 3Q ’20 9M ’20 Consolidated effective tax rate for ’20 is expected to be 5.14% before discrete items Higher interest expense related to bonds issued in May ’19 (3.8%) & April ’20 (3.2%)

Liquidity & Financings Maintained strong short-term liquidity Liquidity as of 9/30/20 ($B) AGR 8th largest Green, Social & Sustainability (GSS) Bonds issuer in U.S., & 5th in sector Closed on two financings: $200M NYSEG 10Y 1.95% $25M BGC 30Y 3.68% Priced 4 financings that will close in December: $50M CMP 10Y 1.87% $75M UI 10Y 2.02% $30M CNG 10Y 2.02% $50M SCG 10Y 1.87% 3Q ’20 Financings Source: Bloomberg

’20 Outlook Amounts may not add due to rounding. AVANGRID EPS & ADJUSTED EPS $1.90 - $2.00 + 9M 2020 AVANGRID EPS AVANGRID ADJ. EPS $1.34 $1.40 $1.90 - $2.00 $1.90 - $2.00 2020 Estimated Outage restoration & other costs Renewables production Taxes Outlook includes assumption of NY rate case approval, Tatanka asset sale closing & increase in CMP Transmission revenues Key drivers 2020

AVANGRID Investment Highlights Attractive growth opportunities in Networks & Renewables businesses Strong financial position (balance sheet, liquidity & investment grade credit ratings) & quarterly dividend Leader in U.S. Offshore Wind development Leading sustainable energy company in U.S.

Appendix

Reconciliation Adjusted Net Income 3Q ’20 & 9M ’20

Reconciliation Adjusted Net Income 3Q ’19 & 9M ’19

Reconciliation Adjusted EPS

COVID-19 Key Potential ’20 Impacts

Potential AGR Business Impacts[1](pre-tax)	Sensitivities ($M)			
	Pre-Tax Net Income	Cash	Comments	Further Sensitivities
NETWORKS				
Lower Demand	-	-	Residential load helps offset C&I decline; recovery beginning in Oct.	N/A
Overdue Receivables	-	($61)	• Assumes NY disconnections resume March ’21 • Other states resume 4Q ’20 • Full application of NY Bill Credits • Winter rules apply Nov ’20 – Apr ‘21 • Assumes no regulatory recovery in ‘20	+/- ~$8M per month cash impact
Late Payment Fees	($12)	($18)		
Uncollectible Expenses	($10)	-		- ~$3M per month impact
Regulatory Impacts	-	($34)	NY & ME	Variability - Ongoing
CAPEX Delays	($2)	$62	Assumes 15% reduction April-June	Variability
RENEWABLES				
Merchant Power Prices	($2)	($2)	Based on 9M’20 results	20% decline ~($13M)
Production Impacts	($4)	($4)	Estimated impact of Health & Safety and curtailments	Variability
Other				
Other – Increased Finance costs & CARES	($9)	$18	Benefit from deferral of S.S. payroll tax (+$27M) Increased financing costs due to higher spreads (-$9M)	Variability in spreads & costs
Other – Increased costs for PPE/cleaning	($8)	($8)	Reconciling item for adjusted net income. Significant portion related to Networks – filed for deferral treatment.	Variability

(1) Potential impacts are estimates that are subject to change and do not reflect seasonality. Amounts are not intended to be additive.

AVANGRID / www.avangrid.com

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